OMB Number:  3235-0569
                                       Expires:  January 31, 2003

Statement Under Oath of Principal Executive Officer and Principal
 Financial Officer Regarding Facts and Circumstances Relating to
                      Exchange Act Filings

State of Louisiana
Parish of Orleans

I, Richard C. Adkerson, Chief Financial Officer of Freeport-
McMoRan Copper & Gold Inc., state and attest that:

   (1)To the best of my knowledge, based upon a review of the covered reports of Freeport-McMoRan Copper & Gold Inc., and, except as corrected or supplemented in a subsequent covered report:

      * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with Freeport-McMoRan Copper & Gold Inc.'s audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       * the Annual Report on Form 10-K filed with the Commission for the year ended December 31, 2001 of Freeport-McMoRan Copper & Gold Inc.;

       * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Freeport-McMoRan Copper & Gold Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       *  any amendments to any of the foregoing.

                                             Subscribed and sworn to
                                             before me this 6th day of
                                             August, 2002.
/s/Richard C. Adkerson                       /s/ Douglas N. Currault II
-----------------------                      -------------------------
Richard C. Adkerson                               Notary Public
                                             My Commission
                                             Expires: Life
Date:  August 6, 2002